UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed on November 1, 2018, Gastar Exploration Inc. (“Gastar”) and its subsidiary (together with Gastar, the “Company” or the “Debtors”), filed a prepackaged plan of reorganization (as amended, the “Plan”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 cases are being jointly administered under the caption In re Gastar Exploration Inc., et al, Case No. 18-36057 (the “Chapter 11 Cases”).

On December 20, 2018, the Bankruptcy Court entered the Order Confirming Amended Joint Prepackaged Plan of Reorganization of Gastar Exploration Inc. and its Debtor Affiliate (the “Confirmation Order”), which approved and confirmed the Plan.

The Debtors expect that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”). It is possible that technical amendments could be made to the Plan.

Summary of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.

Under the Plan:

•

holders of claims under the superpriority debtor-in-possession financing (the “DIP Facility”) arising on account of the $100 million of new money loans thereunder (the “New Money Loans”) will receive pro rata participation in a $100 million secured delayed draw term loan facility in an amount equal to such claims arising on account of New Money Loans;

•

holders of claims under the DIP Facility, other than claims arising on account of the New Money Loans, will receive (a) pro rata participation in a secured term loan facility (the “Second Lien Exit Facility”) up to an aggregate amount of $200 million or such other treatment as is acceptable to such holders and (b) to the extent any such claims exceed $200 million, such excess will receive a pro rata share of 100% of the common equity in the reorganized Company (the “New Common Equity”), subject to dilution upon the issuance of a new management incentive plan to be entered into at the discretion of the board of the reorganized Company following emergence from bankruptcy (the “Management Incentive Plan”);

•

holders of claims under the Third Amended and Restated Credit Agreement, dated March 3, 2017 will receive (a) to the extent there is remaining availability under the Second Lien Exit Facility, pro rata participation in the Second Lien Exit Facility in an equal face amount not to exceed $200 million, or such other treatment as is acceptable to such holders and (b) to the extent any such claims remain outstanding, their pro rata share of 100% of the New Common Equity, subject to dilution pursuant to the Management Incentive Plan;

•

holders of claims under the Company’s Convertible Notes due 2022 issued pursuant to the indenture dated March 3, 2017 will receive their pro rata share of 100% of the New Common Equity, subject to dilution upon the issuance of common stock pursuant to the Management Incentive Plan;

•

holders of claims arising out of any termination of the Company’s hedging or swap arrangements with Cargill, Inc. and NextEra Energy Marketing, LLC (collectively, the “Hedge Parties”) will receive payment in full in cash in monthly installments through December 2019 pursuant to new secured notes;

•	holders of claims arising pursuant to statutory liens will receive payment in full in cash in two equal installments on the effective date of the Chapter 11 Cases and six months following such date;

•	holders of claims arising from general unsecured obligations will receive payment in full in cash as set forth in the Plan;

•

holders of Gastar’s 8.625% Series A Cumulative Preferred Stock and 10.75% Series B Cumulative Preferred Stock (collectively, the “Existing Preferred Equity”) will receive their pro rata share of $150,000 and the Existing Preferred Equity will be canceled, subject to the right of one holder of Existing Preferred Equity to elect, on or prior to January 4, 2019, to receive new warrants to purchase less than 1% of the New Common Equity following emergence from the Chapter 11 Cases (the “Option”); and

•

holders of Gastar’s outstanding common shares (the “Existing Common Equity”), other than AF V Energy I Holdings, L.P., an affiliate of Ares Management LLC (“Ares”), will receive their pro rata share of $150,000 and their shares of Existing Common Equity will be canceled, leaving Ares and its affiliates as the sole stockholder of the Company, subject to the Option.

The effectiveness of the plan is subject to certain customary condition and, accordingly, the Plan may not become effective on the terms described above or at all. Gastar cautions that trading in Gastar’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. If the Plan becomes effective, Gastar’s securities will be canceled, and therefore trading prices for Gastar’s securities may bear little or no relationship to the actual recovery, if any, by holders of Gastar’s securities in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements express our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “will,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Gastar believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include risks described in Gastar’s Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (“SEC”), available at the SEC’s website at www.sec.gov. By issuing forward looking statements based on current expectations, opinions, views or beliefs, Gastar has no obligation and, except as required by law, is not undertaking any obligation, to update or revise these statements or provide any other information relating to such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Debtors’ Joint Prepackaged Plan (as modified) of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code

99.1	Amended Order Approving the Debtors’ Disclosure Statement For, and Confirming, the Debtors’ Joint Prepackaged Chapter 11 Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018	GASTAR EXPLORATION INC.

	By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President and Chief Financial Officer